Summary Prospectus Supplement dated August 21, 2012
The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Series I and Series II shares of the Fund listed below:
Invesco V.I. Global Health Care Fund
The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Manager	Title	Length of Service on the Fund
Derek Taner	Portfolio Manager	2005”